COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2024
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES
18.	COMMITMENTS AND CONTINGENCIES
i.	Commitments

As at December 31, 2024, the Company had future operating lease obligations of approximately $34.3 million (December 31, 2023 - $43.2 million), and future purchase commitments of approximately $2,419.0 million (December 31, 2023 - $2,684.7 million), of which $420.3 million relates to commitments for capital expenditures (December 31, 2023 - $485.1 million).

ii.	Contingencies

General

Estimated losses from contingencies are accrued by a charge to earnings when information available prior to the issuance of the financial statements indicates that it is likely that a future event will confirm that an asset has been impaired or a liability incurred at the date of the financial statements and the amount of the loss can be reasonably estimated.

Other legal matters

The Company is from time to time involved in legal proceedings, arising in the ordinary course of its business. Typically, the amount of ultimate liability with respect to these actions will not, in the opinion of management, materially affect Kinross’ financial position, results of operations or cash flows.

Maricunga regulatory proceedings

In May 2015, Chilean environmental enforcement authority (“SMA”) commenced an administrative proceeding against Compania Minera Maricunga alleging that pumping of groundwater to support the Maricunga operation had impacted area wetlands and, on March 18, 2016, issued a resolution alleging that CMM’s pumping was impacting the “Valle Ancho” wetland. Beginning in May 2016, the SMA issued a series of resolutions ordering CMM to temporarily curtail pumping from its wells.

In response, CMM suspended mining and crushing activities and reduced water consumption to minimal levels. CMM contested these resolutions, but its efforts were unsuccessful and, except for a short period of time in July 2016, CMM’s operations have remained suspended. On June 24, 2016, the SMA amended its initial sanction (the “Amended Sanction”) and effectively required CMM to cease operations and close the mine, with water use from its wells curtailed to minimal levels. On July 9, 2016, CMM appealed the sanctions and, on August 30, 2016, submitted a request to the Environmental Tribunal that it issue an injunction suspending the effectiveness of the Amended Sanction pending a final decision on the merits of CMM’s appeal. On September 16, 2016, the Environmental Tribunal rejected CMM’s injunction request and on August 7, 2017, upheld the SMA’s Amended Sanction and curtailment orders on procedural grounds. On October 9, 2018, the Supreme Court affirmed the Environmental Tribunal’s ruling on procedural grounds and dismissed CMM’s appeal.

On June 2, 2016, CMM was served with two separate lawsuits filed by the Chilean State Defense Counsel (“CDE”). Both lawsuits, filed with the Environmental Tribunal, alleged that pumping from the Maricunga groundwater wells caused environmental damage to area wetlands. One action relates to the “Pantanillo” wetland and the other action relates to the Valle Ancho wetland (described above). On November 23, 2018, the Tribunal ruled in favor of CMM in the Pantanillo case and against CMM in the Valle Ancho case. In the Valle Ancho case, the Tribunal required CMM to, among other things, submit a restoration plan to the SMA for approval. CMM appealed the Valle Ancho ruling to the Supreme Court. The CDE appealed to the Supreme Court in both cases and asserted in the Valle Ancho matter that the Environmental Tribunal erred by not ordering a complete shutdown of Maricunga’s groundwater wells. On January 7, 2022, the Supreme Court annulled the Tribunal’s rulings in both cases on procedural grounds and remanded the matters to the Tribunal for further proceedings. In parallel, in December 2020, CMM began discussions with the CDE to resolve the case through the filing of a reparation plan (“PdR”). The PdR is aimed at supporting the natural recovery that the wetlands have sustained since pumping stopped, as well as implementing other supplemental value enhancement actions in the basin. The cases before the Tribunal are currently stayed pending ongoing settlement discussions.

Kinross Brasil Mineração S.A.

On February 27, 2023, the State Public Attorney (“SPA”) in Brazil filed a civil action against KBM seeking, among other things, to compel KBM to cease depositing mine tailings into its two onsite tailings facilities (“TSFs”), decommission the TSFs and to obtain 100 million Brazilian Reals (approximately $20.0 million) from KBM to ensure money is available to address the requested relief. The SPA sought an immediate injunction to obtain this relief, which was denied by the Lower Court. In its ruling, the Lower Court found that the TSFs are properly permitted, regularly monitored and inspected, and that the SPA produced no evidence, technical or otherwise, that the TSFs are unsafe. The Lower Court further noted that a generalized concern about the size of the TSFs does not provide a legal basis for the relief sought. On March 17, 2023, the SPA filed an interlocutory appeal before the Appellate Court of the State of Minas Gerais challenging the Lower Court’s Decision. The interlocutory appeal was denied by the Appellate Court on March 27, 2023. Thereafter, proceedings were stayed at the request of the parties to allow them to discuss a potential resolution of the matter. KBM and the SPA recently reached a settlement. Under the settlement agreement, KBM agrees to: (i) confirm its timeline for de-characterization (closure) of the TSFs; (ii) hire a third-party expert for the SPA and other relevant authorities to keep them informed about KBM’s execution of the de-characterization projects and (iii) pay a total of approximately $7 million, to be paid in annual installments over a 10-year period to support socio-environmental projects. In the third quarter of 2024, a judge ratified the settlement agreement and this matter is now closed.

Income and other taxes

The Company operates in numerous countries around the world and accordingly is subject to, and pays taxes under the various regimes in countries in which it operates. These tax regimes are determined under general corporate tax laws of the country. The Company has historically filed, and continues to file, all required tax returns and to pay the taxes reasonably determined to be due. The tax rules and regulations in many countries are complex and subject to interpretation. Changes in tax law or changes in the way that tax law is interpreted may also impact the Company’s effective tax rate as well as its business and operations.

Kinross’ tax records, transactions and filing positions may be subject to examination by the tax authorities in the countries in which the Company has operations. The tax authorities may review the Company’s transactions in respect of the year, or multiple years, which they have chosen for examination. The tax authorities may interpret the tax implications of a transaction in form or in fact, differently from the interpretation reached by the Company. In circumstances where the Company and the tax authority cannot reach a consensus on the tax impact, there are processes and procedures which both parties may undertake in order to reach a resolution, which may span many years in the future. Uncertainty in the interpretation and application of applicable tax laws, regulations or the relevant sections of Mining Conventions by the tax authorities, or the failure of relevant Governments or tax authorities to honour tax laws, regulations or the relevant sections of Mining Conventions could adversely affect Kinross.